                                                                    EXHIBIT 25.1
                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Warren L. Batts, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 3rd day of February, 1997.

                                        /s/ Warren L. Batts
                                        ----------------------------
                                        Warren L. Batts

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Clifford J. Grum, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 1997.

                                        /s/ Clifford J. Grum
                                        ------------------------------
                                        Clifford J. Grum

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Linda A. Hill, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 2nd day of February, 1997.

                                        /s/ Linda A. Hill
                                        ------------------------------
                                        Linda A. Hill

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Harold S. Hook, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 1997.

                                        /s/ Harold S. Hook
                                        ----------------------------
                                        Harold S. Hook

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Constantine S. Nicandros, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 31st day of January, 1997.

                                        /s/ Constantine S. Nicandros
                                        --------------------------------
                                        Constantine S. Nicandros

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Frank A. Olson, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 1997.

                                        /s/ Frank A. Olson
                                        ----------------------------
                                        Frank A. Olson

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, John D. Ong, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 3rd day of February, 1997.

                                        /s/ John D. Ong
                                        ----------------------------
                                        John D. Ong

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Sir Ralph H. Robins, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 1997.

                                        /s/ Sir Ralph H. Robins
                                        -------------------------------
                                        Sir Ralph H. Robins

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, A. Thomas Young, a Director of Cooper Industries, Inc. (the "Company"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DIANE K. SCHUMACHER and KAREN E. HERBERT, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the provisions of the Securities Act of 1933, covering not more than 300,000 shares of Common Stock of the Company, in connection with the registration of the Cooper Industries, Inc. Dividend Reinvestment and Stock Purchase Plan and any and all amendments or supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 1997.

                                        /s/ A. Thomas Young
                                        -----------------------------
                                        A. Thomas Young